UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 21, 2013

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or ByLaws; Change in Fiscal Year.

As described in Item 5.07 below, at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of American Tower Corporation (the “Company”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated By-Laws (the “By-Laws”) to permit a stockholder (or group of stockholders) who beneficially owns at least twenty-five percent (25%) in the aggregate of the Company’s outstanding shares of common stock and who has held that amount as a net long position continuously for at least one year, to cause the Company to call a special meeting of stockholders.

Additional details of the amendment to the By-Laws are included in the Company’s 2013 Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2013.

The foregoing description is qualified in its entirety by the By-Laws of the Company, as amended and restated through May 21, 2013, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on May 21, 2013 to consider and act upon the four proposals listed below. Proposals 1, 2, 3 and 4 were approved and adopted. The final results of the stockholder voting regarding each proposal were as follows:

1.	Election of the following directors for the ensuing year or until their successors are elected and qualified.

Nominee	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
Raymond P. Dolan	322,037,645	2,448,352	455,548	21,348,904
Ronald M. Dykes	324,362,051	122,999	456,495	21,348,904
Carolyn F. Katz	324,109,661	384,620	447,264	21,348,904
Gustavo Lara Cantu	320,213,235	4,278,376	449,934	21,348,904
JoAnn A. Reed	324,371,237	123,211	447,097	21,348,904
Pamela D.A. Reeve	316,220,936	8,273,093	447,516	21,348,904
David E. Sharbutt	324,351,112	132,159	458,274	21,348,904
James D. Taiclet, Jr.	316,853,556	5,515,166	2,572,823	21,348,904
Samme L. Thompson	320,203,497	4,283,194	454,854	21,348,904

2.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2013.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
338,898,100	6,231,232	1,161,117	—

3.	Approval, on an advisory basis, of the Company’s executive compensation.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
313,121,260	10,121,160	1,699,125	21,348,904

4.	Approval of an amendment to the Company’s By-Laws to reduce the ownership threshold required to call a special meeting.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
324,191,373	268,311	481,861	21,348,904

Item 8.01	Other Events.

On May 22, 2013, the Company issued a press release (the “Press Release”) announcing that its board of directors declared a cash distribution of $0.27 per share payable on July 16, 2013 to holders of record of its common stock at the close of business on June 17, 2013. A copy of the Press Release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-Laws of American Tower Corporation, as amended and restated through May 21, 2013.

99.1	Press Release, dated May 22, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION

Date:	May 22, 2013	By:	/s/ Thomas A. Bartlett
Thomas A. Bartlett

Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of American Tower Corporation, as amended and restated through May 21, 2013.

99.1	Press Release, dated May 22, 2013.